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VIASYS HEALTHCARE INC.

227 Washington Street, Suite 200
Conshohocken, PA 19428

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 9, 2002

To our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of VIASYS Healthcare Inc. (the "Company") will be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Thursday, May 9, 2002, at 9:30 a.m. local time, for the following purposes:

  1.
  To elect three members to the Board of Directors.

  2.
  To vote upon a proposal to adopt the Company's 2001 Employees' Stock Purchase Plan.

  3.
  To vote upon a proposal to approve an amendment to the Company's Equity Incentive Plan that will, among other things, increase the number of shares available for issuance thereunder.

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Only stockholders of record at the close of business on April 8, 2002, the record date, are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

                      By Order of the Board of Directors,

                      Martin P. Galvan
                      Vice President and Secretary

April 9, 2002

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

VIASYS HEALTHCARE INC.

227 Washington Street, Suite 200
Conshohocken, PA 19428

PROXY STATEMENT

        This Proxy Statement is being furnished to the stockholders of VIASYS Healthcare Inc., a Delaware corporation (the "Company"), in connection with the 2002 Annual Meeting of Stockholders of the Company to be held on May 9, 2002 and any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at The Philadelphia West Marriott, 111 Crawford Avenue, West Conshohocken, Pennsylvania at 9:30 a.m. local time. This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about April 9, 2002.

        Execution and return of the enclosed Proxy are being solicited by and on behalf of the Board of Directors of the Company (the "Board"). The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by the Company. Proxies may be solicited, without extra compensation, by officers and employees of the Company by mail, telephone, telefax, personal interviews and other methods of communication. The Company may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by the Company.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

        Only stockholders of record at the close of business on April 8, 2002 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. As of March 8, 2002, the Company had outstanding 26,054,153 shares of common stock, $.01 par value (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of Common Stock owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

        All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted FOR the election of the nominees named herein and FOR each other proposal described in the attached Notice of Annual Meeting of Stockholders. A stockholder may revoke his or her proxy at any time before it is exercised by written notice to the Secretary of the Company, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting.

        Election as a director requires a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Each other proposal described in the attached Notice of Annual Meeting of Stockholders requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting.

        For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, abstentions will be counted as shares that are present for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of a nominee or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will have the effect of a negative vote. With regard to proposals other than the election of directors, broker non-votes will not be counted as shares that are present for purposes of determining a quorum and will have no effect on the outcome of such proposals. "Broker non-votes" occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 8, 2002 certain information with respect to the beneficial ownership of Common Stock (the only voting class outstanding) (i) by each of the Named Executive Officers, (ii) by each director, (iii) by each person known to the Company to own beneficially five percent or more of its outstanding Common Stock and (iv) by all officers and directors as a group.

Name and Address	Number of Shares Beneficially Owned (1)		Percent of Class Beneficially Owned
Randy H. Thurman	2,000		*
William B. Ross	79,502	(2)	*
Teunis T. van den Berg	5,779	(3)	*
Gerald G. Brew	17,280	(4)	*
Frank J. McCaney	3,332	(5)	*
Edward Pulwer	642	(6)	*
Ronald A. Ahrens	3,750		*
David W. Golde	0		*
Kirk E. Gorman	3,000		*
Mary J. Guilfoile	10,000		*
Robert W. O'Leary	1,899	(7)	*
Thomas A. Vanderslice	0		*
Wellington Management Company, LLP	3,637,994	(8)	14.0
Iridian Asset Management LLC	3,729,133	(9)	14.3
Glenview Capital Management, LLC	1,432,000	(10)	5.5
All Directors and Officers as a Group (14 persons)	125,184	(11)	*

*
Less than one percent (1%)

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of March 8, 2002 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Consists of 1,710 shares issued in the spinoff of the Company from Thermo Electron and includes options to purchase 74,631 shares of Common Stock within 60 days.

(3)
Consists of 746 shares issued in the spinoff of the Company from Thermo Electron and includes options to purchase 908 shares of Common Stock within 60 days.

(4)
Consists of 2,585 shares issued in the spinoff of the Company from Thermo Electron and includes options to purchase 10,448 shares of Common Stock within 60 days.

(5)
Includes options to purchase 3,268 shares of Common Stock within 60 days.

(6)
Consists of 642 shares issued in the spinoff of the Company from Thermo Electron.

(7)
Consists of 1,899 shares issued in the spinoff of the Company from Thermo Electron.

(8)
Based on a Schedule 13G/A, dated February 14, 2002, filed with the Securities and Exchange Commission by Wellington Management Company, LLP ("Wellington"), a registered investment advisor, with respect to beneficial ownership of 3,637,994 shares. Wellington has shared voting power over 2,991,218 of these shares and shared dispositive power over all of the shares. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109.

(9)
Based on a Schedule 13G/A, dated January 29, 2002, filed with the Securities and Exchange Commission by Iridian Asset Management LLC ("Iridian"), and includes shares owned by Iridian Asset Management LLC, LC Capital Management, LLC, CL Investors, Inc., COLE Partners LLC, Iridian Partners Fund, L.P., Iridian Investors, L.P., Iridian Private Business Value Equity Fund, L.P., David Cohen and Harold J. Levy. Iridian shares voting and dispositive power over 3,115,048 of the shares. Messrs. Cohen and Levy share voting and dispositive power over 3,729,133 shares, and beneficially own 3,739,133 and 3,744,133, respectively. Iridian has direct beneficial ownership of the shares of Common Stock in the accounts which it manages. In addition, Iridian is the investment adviser for Iridian Partners, Iridian Investors and Iridian Private Business. In such capacity, Iridian has the right to vote and direct the disposition of shares of Common Stock held by such entities and, consequently, has beneficial ownership of such shares. LC Capital, as the controlling member of Iridian, may be deemed to possess beneficial ownership of the shares of Common Stock beneficially owned by Iridian. CL Investors, as the controlling member of LC Capital, may be deemed to possess beneficial ownership of the shares of Common Stock beneficially owned by LC Capital. Messrs. Cohen and Levy, as controlling stockholders of CL Investors, may be deemed to possess beneficial ownership of shares of Common Stock beneficially owned by CL Investors. Messrs. Cohen and Levy may also be deemed to possess beneficial ownership of the shares of Common Stock beneficially owned by Iridian by virtue of their service as Principals of Iridian, to possess beneficial ownership of the shares of Common Stock beneficially owned by LC Capital by virtue of their service as Principals and managers of LC Capital, and to possess beneficial ownership of the shares of Common Stock beneficially owned by CL Investors by virtue of the fact that they constitute a majority of CL Investors' Board of Directors. Messrs. Cohen and Levy disclaim beneficial ownership of such shares for all other purposes. Messrs. Cohen and Levy, by virtue of their ability to exercise voting and dispositive power over the shares of Common Stock beneficially owned by First Eagle pursuant to their employment with A&SB Advisers may be deemed to possess beneficial ownership of such shares. Messrs. Cohen and Levy disclaim beneficial ownership of such shares for all other purposes. The principal business address of each of the reporting persons is c/o Iridian Asset Management LLC, 276 Post Road West, Westport, Connecticut 06880-4704.

(10)
Based on a Schedule 13G, dated January 3, 2002, filed with the Securities and Exchange Commission by Glenview Capital Management, LLC ("Glenview"), with respect to beneficial ownership of 1,432,000 shares, over which Glenview has sole voting and dispositive power. The principal business address of Glenview is 540 Madison Avenue, 33rd Floor, New York, New York 10022.

(11)
Consists of 1,710, 746, 2,585, 1,899 and 642 shares issued to Messrs. Ross, van den Berg, Brew, O'Leary and Pulwer in the spinoff of the Company from Thermo Electron.

I. ELECTION OF DIRECTORS

        The Company's Amended and Restated Certificate of Incorporation provides that the Board shall consist of not less than three directors, with the exact number to be determined in the manner prescribed in the By-laws of the Company. The Board is classified into three classes with staggered terms, Class I, Class II and Class III. No one class is to have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided by resolution of the Board.

        At December 29, 2001, the Board consisted of seven directors, Randy H. Thurman, Ronald A. Ahrens, David W. Golde, Kirk E. Gorman, Mary J. Guilfoile, Robert W. O'Leary and Thomas A. Vanderslice. The directorships expiring this year are the Class I directorships, presently filled by Messrs. Golde, Gorman and Vanderslice. The Board has nominated Messrs. Golde, Gorman and Vanderslice for election as directors at the Annual Meeting to serve until the 2005 annual meeting of stockholders, until such director's successor has been elected and qualified or until the earlier resignation or removal. All nominees are currently directors of the Company.

        Each nominee has expressed his willingness to serve as a director if elected, and the Company knows of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of Messrs. Golde, Gorman and Vanderslice. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by the Board. Alternatively, the Board may decide to reduce the number of directors.

The Board of Directors unanimously recommends a vote FOR each nominee.

        Set forth below is certain information with respect to each nominee for director, each of whom is currently serving as a director of the Company, including the term of office for which each nominee is nominated.

Class 2—Directors with Terms Continuing Through the 2003 Annual Meeting

        Ronald A. Ahrens has served as a director of the Company since November 2001. Mr. Ahrens, a retired senior executive, has served since 1995 as an advisor to Merck & Company, Inc., a pharmaceutical company. From 1991 to 1995, Mr. Ahrens served as the President of Merck Consumer Healthcare Group Worldwide. Mr. Ahrens is Chairman of the Board of Directors of Closure Medical Corporation, a developer of proprietary and patented medical devices.

        Mary J. Guilfoile has served as a director of the Company since November 2001. Since August 2001, Ms. Guilfoile has served as the Chief Administrative Officer and Executive Vice President of an investment banking subsidiary of JPMorgan Chase. From August 2000 to July 2001, Ms. Guilfoile served as Corporate Treasurer of J.P. Morgan & Company. From 1993 until July 2000, Ms. Guilfoile served as Chief Financial Officer of the Beacon Group, a private investment and wealth management partnership.

Class 3—Directors with Terms Continuing Through the 2004 Annual Meeting

        Randy H. Thurman has served as the Company's President and Chief Executive Officer since April 2001 and Chairman since November 2001. From 1996 to April 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, a privately held company providing funding and strategic direction to healthcare technology companies. From 1993 to 1996, Mr. Thurman served as Chairman and Chief Executive Officer of Corning Life Sciences, a company focused in clinical diagnostics and pharmaceutical research and development. From 1984 to 1993, Mr. Thurman was with Rhone Poulenc Rorer and last served as President and Chief Executive Officer, Rhone Poulenc Rorer Pharmaceuticals. Mr. Thurman is also currently a director and formerly served as Chairman of the Board of Directors of Enzon, Inc. and a director of CuraGen Corporation and Closure Medical Corporation.

        Robert W. O'Leary has served as a director of the Company since June 2001. Mr. O'Leary has been the Chairman and Chief Executive Officer of The Sagamore Group, a firm specializing in change management situations with a focus on the service sector, since March 2001. He was the President and Chief Executive Officer of PacificCare Health Systems Inc., a managed health services company, from July 2000 to October 2000. From 1995 until July 2000, Mr. O'Leary was the Chairman and Chief Executive Officer of Premier Inc., a strategic alliance of not-for-profit health care and hospital systems. From 1990 to 1995, Mr. O'Leary was the Chairman of American Medical International, Inc., one of the three predecessor entities of Premier Inc. Mr. O'Leary is also a director of Smiths Group PLC and Thermo Electron Corporation.

Nominees for Terms Continuing Through the 2005 Annual Meeting

        David W. Golde, M.D. has served as a director of the Company since November 2001. Since 1996, Dr. Golde has served as physician-in-chief and as a member of the board of overseers and managers of Memorial Sloan-Kettering Cancer Center, New York. Since 1991, Dr. Golde has also been a professor of medicine emeritus, at the University of Los Angeles School of Medicine and a professor of medicine at Cornell University Medical College. Since 1992, Dr. Golde has been a professor of molecular pharmacology and therapeutics at the Cornell University Graduate School of Medical Sciences. Dr. Golde is a member of the Board of Directors of Enzon, Inc.

        Kirk E. Gorman has served as a director of the Company since November 2001. Since 1992, Mr. Gorman has served as Senior Vice President and Chief Financial Officer of Universal Health Services Inc., a health care provider. Mr. Gorman has also served as Vice President and Treasurer of Universal Health Services Inc. since April 1987.

        Thomas A. Vanderslice has served as a director of the Company since November 2001. From November 1989 to June 1995, Mr. Vanderslice, who is now a private investor, served as Chairman and Chief Executive Officer of M/A-COM, Inc., a manufacturer of radio frequency and microwave components. Mr. Vanderslice is a member of the Board of Directors of ChevronTexaco Corp., a global energy company.

MATTERS CONCERNING DIRECTORS

Committees of the Board of Directors

        The Board has an Audit Committee and a Compensation Committee. During the fiscal year ended December 29, 2001, nine meetings of the Board were held. The Audit Committee and the Compensation Committee did not meet during the fiscal year ended December 29, 2001. During the term of service of each incumbent director, no incumbent director attended fewer than 75% of the total number of meetings of the Board and the committees of which he or she was a member.

        The members of the Audit Committee are David W. Golde, Kirk E. Gorman and Mary J. Guilfoile. The authority of the Audit Committee is set forth in more detail in its Charter, which is reprinted in its entirety as Appendix A to this Proxy Statement, and includes selecting, evaluating and, where appropriate, replacing the accountants to be engaged as the Company's independent accountants, reviewing the fees received by and relationships between the independent accountants and the Company, reviewing the results of the audit and other services provided by the independent accountants and reviewing with the independent accountants and the Company's financial and accounting personnel the adequacy and effectiveness of the Company's accounting and financial controls.

        The members of the Compensation Committee are Ronald A. Ahrens, Robert O'Leary and Thomas A. Vanderslice. The Compensation Committee has authority, as delegated by the Board, to exercise all duties of the Board in matters relating to executive compensation and administration of all stock option and other employee benefit plans of the Company, subject to the terms of such plans.

Compensation of Directors

        Currently, non-employee directors receive options each November to purchase 7,500 shares of our common stock, a fee of $1,500 per regular board meeting attended personally, $750 for attending by telephone and $750 for participating in any meetings of committees of the Board. The chairperson of each committee of the Board receives $1,500 per committee meeting attended. In November 2001, the Company granted to each of Ronald A. Ahrens, David W. Golde, Kirk E. Gorman, Mary J. Guilfoile, Robert O'Leary and Thomas A. Vanderslice an option to purchase 22,750 shares of the Company's common stock at an exercise price of $14.23 per share, which the Board determined to be the fair market value of the Company's common stock, as compensation for services on the Board and any committees thereof. No other directors receive cash or other compensation for services on the Board or any committee thereof. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as board members.

Compensation Committee Interlocks and Insider Participation

        No executive officer has served as a director or member of the Compensation Committee, or other committee serving an equivalent function, of any entity whose executive officers serve as a member of the Compensation Committee of the Board. Prior to the formation of the Compensation Committee, the full Board made all decisions regarding executive officer compensation and the granting of stock options.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. Our principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for executives and key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs and administering the Company's stock and other incentive plans.

        The Compensation Committee's compensation packages for our executive officers are designed to attract and retain top quality management and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Committee attempts to establish compensation packages that are comparable to the packages received by executives of similar companies.

        In compensating its executive officers, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward individual contributions to the overall Company performance. As a result, in making executive compensation decisions, the Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's products. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

        The basic components of the Company's compensation packages for executive officers include the following:

  •
  Base Salary;

  •
  Bonuses;

  •
  Stock Options and other Incentive Awards; and

  •
  Benefits

        Each executive officer's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry. An analysis of the compensation packages of its senior executives will be commissioned by the Compensation Committee in 2002 to ensure that its compensation levels and benefits are commensurate with those offered to senior executives at companies of comparable size and development in similar industries. Certain of our executive officers have executive employment agreements, which include severance payments in the event of termination of the executive's employment without cause or termination by the executive of his or her employment under certain circumstances. See "Employment and Change of Control Arrangements."

        Bonuses are awarded by the Committee based upon its evaluation, in conjunction with the recommendations of the Company's Chief Executive Officer, of the performance of each executive officer and the achievement of the Company's and the executive's goals during the year. In March 2002, bonuses totaling $1,654,544 were awarded to Randy H. Thurman, William B. Ross, Teunis T. van den Berg, Gerald G. Brew, Frank J. McCaney and Edward Pulwer for achievements in 2001, which included continued progress toward improving the Company's financial results and identifying progressive steps toward new product introductions.

        The granting of stock options and other equity-based awards aligns the long-term interests of each officer with the interests of our stockholders and provides long-term incentives for the individual officer to remain with us. All employees, including executive officers, are eligible for subsequent discretionary grants, which are generally based on either individual or corporate performance. Pursuant to his employment agreement (as amended by the letter agreement referred to in Note 3 to the Summary Compensation Table), Mr. Thurman was granted in May 2001 options to purchase 910,000 shares of Common Stock. In addition, in September 2001, the Board granted to Messrs. Brew, McCaney, Pulwer, Ross and van den Berg in September 2001 options to purchase 97,500, 91,000, 97,500, 227,500 and 91,000 shares of Common Stock, respectively. Each of these grants vests one third each year until fully vested, beginning on the first anniversary of the date of grant.

        Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular employees.

                      COMPENSATION COMMITTEE

                      Ronald A. Ahrens
                      Robert O'Leary
                      Thomas A. Vanderslice

February 14, 2002

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid to the Company's Chief Executive Officer and the five other most highly paid executive officers during the year ended December 29, 2001 (the "Named Executive Officers").

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Compensation($)	Restricted Stock Awards($)(2)	Securities Underlying Options		All Other Compensation($)
Randy H. Thurman Chairman, Chief Executive Officer, President	2001	346,158	350,000		—	—	910,000	(3)	—
William B. Ross (4) Executive Vice President, Chief Operating Officer	2001 2000 1999	272,023 225,000 190,000	500,000 185,000 165,000	(1)	— — —	— — —	227,500 — 32,824		7,650 4,104 —	(5) (5)
Teunis T. van den Berg Group President, VIASYS Critical Care	2001 2000 1999	181,865 174,520 149,423	264,500 100,000 125,000	(1)	— — —	— — —	91,000 — 21,094		6,800 6,800 6,400	(5) (5) (5)
Gerald G. Brew Group President, VIASYS Neurocare	2001 2000 1999	192,212 184,154 162,603	245,000 112,650 86,652	(1)	— — —	— — —	97,500 — 21,786		2,249 3,850 —	(5) (5)
Frank J. McCaney Senior Vice President, Marketing & Business Development	2001 2000 1999	162,494 152,000 145,021	212,544 65,000 50,000	(1)	— — —	— — —	91,000 — —		7,416 7,131 —	(5) (5)
Edward Pulwer Group President, VIASYS Respiratory Care	2001 2000 1999	157,008 140,682 126,740	82,500 75,000 —	(1)	— — —	— — —	97,500 — 6,976		7,650 7,554 —	(5) (5)

(1)
2001 Bonuses consist of retention bonuses paid to the following executives: $300,000 to M. Ross, $182,000 to Mr. Van den Berg, $192,500 to Mr. Brew and $132,544 to Mr. McCaney.

(2)
The number and value of the aggregate restricted stock holdings at the end of 2001 were 2,340 and $46,262 for Mr. Ross, 3,503 and $69,254 for Mr. Van den Berg, and 3,803 and $75,185 for Mr. Brew.

(3)
Pursuant to the letter agreement dated September 24, 2001 between Mr. Thurman and Thermo Electron, Mr. Thurman agreed to voluntarily forfeit the stock option award under his Employment Agreement by 200,000 shares.

(4)
Mr. Ross served as interim Chief Executive Officer of the Company from July 2000 until April 2001.

(5)
The amounts disclosed represent Company contributions under the Company's 401(k) Plan on behalf of the Named Executive Officer.

Stock Options

        The following table sets forth certain information concerning grants of stock options made during 2001 to the Named Executive Officers.

Option Grants in Last Fiscal Year

						Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number Of Securities Underlying Options Granted		Percent Of Total Options Granted To Employees In Fiscal Year
Name				Exercise Price ($/Sh)	Expiration Date
						5% ($)	10% ($)
Randy H. Thurman	910,000	(1)	27%	14.23	5/15/08	5,271,630	12,285,182
William B. Ross	227,500	(2)	7%	14.23	9/4/08	1,317,908	3,071,296
Teunis T. van den Berg	91,000	(2)	3%	14.23	9/24/08	527,163	1,228,518
Gerald G. Brew	97,500	(2)	3%	14.23	9/24/08	564,818	1,316,270
Frank J. McCaney	91,000	(2)	3%	14.23	9/24/08	527,163	1,228,518
Edward Pulwer	97,500	(2)	3%	14.23	9/24/08	564,818	1,316,270

(1)
The options were granted on May 15, 2001 and vest one third each year until fully vested, beginning on the first anniversary of the date of grant.

(2)
The options were granted on September 24, 2001 and vest one third each year until fully vested, beginning on the first anniversary of the date of grant.

Option Exercises and Fiscal Year-End Values

        The following table summarizes option exercises during 2001 and the value of vested and unvested options for the Named Executive Officers at December 29, 2001. Year-end values are based upon a price of $19.77 per share, which was the closing market price of a share of the Common Stock on December 28, 2001, the last trading day of the year.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number Of Securities Underlying Unexercised Options At Fiscal Year-End		Value Of Unexercised In-The-Money Options At Fiscal Year-End
Name	Shares Acquired On Exercise	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy H. Thurman	—	—	—	910,000	—	$5,041,400
William B. Ross	23,258	197,456	74,631	234,041	$638,370	$1,308,165
Teunis T. van den Berg	—	—	908	91,000	$6,964	$504,140
Gerald G. Brew	22,124	227,715	10,448	114,315	$77,562	$653,068
Frank J. McCaney	—	—	3,268	97,535	$29,412	$562,955
Edward Pulwer	6,976	94,560	—	97,500	—	$540,150

Employment and Change of Control Agreements

Employment Agreement with Randy H. Thurman

        The Company entered into an executive employment agreement with Randy H. Thurman, commencing April 16, 2001 and ending on November 15, 2004. This agreement was amended as of September 24, 2001. Under this agreement, as amended, Mr. Thurman is entitled to receive an annual base salary of $500,000, an annual cash incentive bonus and other benefits.

        Mr. Thurman's annual cash incentive bonus for 2001 was $350,000, and his annual cash incentive bonus for the ensuing years will be an amount equal to:

  •
  $400,000, or 80% of his base salary, prorated for any partial calendar year of service, multiplied by

  •
  a factor ranging from zero to two, determined in accordance with subjective and objective standards established by the Board for such year.

        The Company granted to Mr. Thurman an option to purchase 910,000 shares of its common stock at an exercise price of $14.23 per share, the fair market value of its common stock as of the date of grant as determined at the time of grant by J.P. Morgan & Co.

        In the event that Mr. Thurman's employment is terminated due to his death or disability, all options held by Mr. Thurman would become immediately exercisable in full and remain exercisable for one year, and Mr. Thurman or his estate, as the case may be, would be entitled to receive:

  •
  his prorated annual cash incentive bonus; and

  •
  the balance, to the extent not previously paid, of any other applicable benefits under the Company's plans or programs, or the Company's contracts or agreements with Mr. Thurman.

        In the event that Mr. Thurman's employment is terminated due to his disability, Mr. Thurman also would be entitled to receive disability benefits in accordance with any long-term disability program then in effect for the Company's senior executives and, within 30 days, a lump sum payment of his base salary through the end of the long term disability program elimination period.

        In the event that Mr. Thurman's employment is terminated by Mr. Thurman for good reason, or by the Company without cause, all options held by Mr. Thurman would become immediately exercisable in full and remain exercisable for one year, and Mr. Thurman would be entitled to receive:

  •
  his prorated annual cash incentive bonus;

  •
  a lump sum payment, within 90 days, in an amount of two times the sum of his annual base salary in effect at the time of the termination plus the higher of $300,000 or Mr. Thurman's most recent annual cash incentive award; and

  •
  the balance, to the extent not previously paid, of any other applicable benefits under the Company's plans or programs, or the Company's contracts or agreements with Mr. Thurman.

        In the event that Mr. Thurman resigns without good reason, or his employment is terminated by the Company for cause, his stock options would immediately cease to vest, vested options would remain exercisable for three months and unvested options would be forfeited to the Company and cancelled. Good reason is defined to include, among other things, a reduction in Mr. Thurman's base salary, his removal as Chairman of the Board, or material reduction in employment responsibilities. Following termination of employment for any reason other than as a result of the expiration of the then current term of his employment, Mr. Thurman has agreed not to compete with the Company or solicit its employees or customers for one year.

        In the event that Mr. Thurman's employment is terminated within 18 months following a change in control (as defined in his executive retention agreement, which is summarized below under the caption "Executive Retention Agreements"), he would be entitled to the greater of the benefits under his employment agreement or his executive retention agreement.

Employment Agreement with Martin P. Galvan

        The Company entered into an executive employment agreement with Martin P. Galvan, commencing June 11, 2001 and ending on November 15, 2004. Under this agreement, Mr. Galvan is entitled to receive an annual base salary of $225,000, an annual cash incentive bonus and other benefits.

        Mr. Galvan's annual cash incentive bonus for 2001 was $112,500, and his annual cash incentive bonus for the ensuing years will be an amount equal to:

  •
  $112,500, prorated for any partial calendar year of service, multiplied by

  •
  a factor ranging from zero to two, determined in accordance with subjective and objective standards established by the Board for such year.

        The Company granted to Mr. Galvan an option to purchase 130,000 shares of the Company's common stock at an exercise price of $14.23 per share, the fair market value of the Company's common stock as of the date of grant as determined at the time of grant by J.P Morgan & Co.

        If Mr. Galvan continues to be employed by the Company, or by a permitted successor, on April 15, 2004 and the intrinsic value of this option is less than $300,000, the Company or its permitted successor will pay Mr. Galvan an amount equal to the difference between the aggregate intrinsic value of the option on April 15, 2004 and $300,000. If prior to April 15, 2004, Mr. Galvan terminates his employment for good reason or is terminated by the Company for any reason except for cause, and if the aggregate intrinsic value of the vested portion of this option is less than $300,000 on the date of such termination, the Company will pay Mr. Galvan an amount equal to the difference between the value of the vested portion of this option on the date of his termination and $300,000. The Company refers to this payment, as applicable, as a valuation guarantee payment. If Mr. Galvan exercises any portion of this option, any realized gain from such exercises will be added to the aggregate intrinsic value of this option or vested portion of this option, as the case may be, for purposes of calculating the valuation guarantee payment.

        In the event that Mr. Galvan's employment is terminated due to his death or disability, all options held by Mr. Galvan would become immediately exercisable in full and remain exercisable for one year, and Mr. Galvan or his estate, as the case may be, would be entitled to receive:

  •
  his prorated annual cash incentive bonus;

  •
  the valuation guarantee payment, to the extent not previously paid; and

  •
  the balance, to the extent not previously paid, of any other applicable benefits under the Company's plans or programs, or the Company's contracts or agreements with Mr. Galvan.

        In the event that Mr. Galvan's employment is terminated due to his disability, Mr. Galvan also would be entitled to receive disability benefits in accordance with any long-term disability program then in effect for the Company's senior executives and, within 30 days, a lump sum payment of his base salary through the end of the long term disability program elimination period.

        In the event that Mr. Galvan's employment is terminated by Mr. Galvan for good reason, or by the Company without cause, all options held by Mr. Galvan would become immediately exercisable in full and remain exercisable for one year, and Mr. Galvan would be entitled to receive:

  •
  his prorated annual cash incentive bonus;

  •
  a lump sum payment, within 90 days, in an amount of one and one-half times the sum of his annual base salary in effect at the time of the termination plus the higher of $112,500 or Mr. Galvan's most recent annual cash incentive award;

  •
  the valuation guarantee payment, to the extent not previously paid; and

  •
  the balance, to the extent not previously paid, of any other applicable benefits under the Company's plans or programs, or its contracts or agreements with Mr. Galvan.

        In the event that Mr. Galvan resigns without good reason, or his employment is terminated by the Company for cause, his stock options would immediately cease to vest, vested options would remain exercisable for three months and unvested options would be forfeited to the Company and cancelled. Good reason is defined to include, among other things, a reduction in Mr. Galvan's base salary, his removal from the positions of senior vice president and chief financial officer, a material reduction in employment responsibilities, or a change in the Company's reporting structure so that Mr. Galvan reports to someone other than the Company's president and chief executive officer. Following termination of employment for any reason, Mr. Galvan has agreed not to compete with the Company or solicit its employees or customers for one year.

        In the event that Mr. Galvan's employment is terminated within 18 months following a change in control (as defined in his executive retention agreement, which is summarized below under the caption "Executive Retention Agreements"), he would be entitled to the greater of the benefits under his employment agreement or his executive retention agreement.

Executive Retention Agreements

        The Company has entered into agreements with Messrs. Galvan and Thurman that provide severance benefits set forth below if there is a change in control of the Company and their employment is terminated by the Company without cause or by the individual for good reason, as those terms are defined in the agreement, within 18 months thereafter. For purposes of these agreements, a change in control exists upon:

  •
  the acquisition by any person of 40% or more of the Company's outstanding common stock or voting securities;

  •
  the failure of the Board to include a majority of directors who are "continuing directors," which term is defined to include directors who were members of the Board on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election;

  •
  the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or the sale or other disposition of all or substantially all of the Company's assets unless immediately after the transaction (1) all holders of the Company's common stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (2) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or

  •
  approval by the Company's stockholders of a complete liquidation or dissolution.

        These agreements also provide that in the event the executive officer's employment is terminated under circumstances described above, the executive officer would be entitled to a lump sum payment equal to the sum of:

  •
  in the case of Mr. Thurman, three times, and in the case of the other executive officers, one and one-half times, the sum of the individual's highest annual base salary and highest annual bonus in any 12-month period during the prior five-year period, plus

  •
  the sum of the individual's base salary through the date of termination plus any compensation previously deferred by the individual, plus

  •
  the product of the annual bonus paid or payable for the most recently completed fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365.

        In addition, the individual would be provided benefits for a period of, in the case of Mr. Thurman, three years, and in the case of the other executive officers, one and one-half years, after such termination substantially equivalent to the benefits package the individual would have been otherwise entitled to receive if the individual was not terminated. Further, all of the Company's repurchase rights will lapse in their entirety with respect to all options to purchase common stock, and all shares of restricted common stock that the individual holds as of the date of the change in control. Finally, the individual would be entitled to a cash payment equal to, in the case of Mr. Thurman, $25,000, and in the case of the other executive officers, $20,000, to be used toward outplacement services. In the event that payments under these agreements are deemed to be so-called "excess parachute payments" under the applicable provisions of the Internal Revenue Code, the individuals would be entitled to receive a gross-up payment equal to the amount of any excise tax payable by such individual with respect to such payment plus the amount of all other additional taxes imposed on such individual that are attributable to the gross-up payment.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. In addition, the Committee recommends to the Board the selection of the Company's independent public accountants.

        Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the U.S. The Company's independent public auditors are responsible for auditing those financial statements and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and the independent public accountants. Management has represented to the Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        In addition, the Committee has discussed with the independent public accountants the auditor's independence from the Company and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        The Committee has discussed with the Company's independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In its oversight function, the Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the independent public accountants are in fact "independent."

        Based upon the Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 29, 2001 for filing with the SEC.

                      AUDIT COMMITTEE

                      Kirk E. Gorman, Chairman
                      David W. Golde
                      Mary J. Guilfoile

March 19, 2002

AUDIT AND RELATED FEES

Audit Fees

        The aggregate fees billed for professional services rendered by Arthur Andersen, the Company's independent accountants, for the audit of the Company's annual financial statements for the year ended December 29, 2001 and the reviews of the Company's financial statements included in the Company's quarterly report on Form 10-Q for the year ended December 29, 2001 were $443,500.

All Other Fees

        The aggregate fees billed for all other services rendered by Arthur Andersen during fiscal year 2001, other than the services referred to above under the caption "Audit Fees," were $105,000. Such other fees were primarily related to corporate income tax compliance and planning and assistance with the filing of registration statements with the Securities and Exchange Commission.

        The Audit Committee determined that the provision of services other than audit services by Arthur Andersen was compatible with maintaining Arthur Andersen's independence.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly cumulative total stockholder return on the Common Stock with the yearly cumulative total return of the Standard and Poor's 600 Stock Index for the period beginning on November 7, 2001, the day the Common Stock commenced trading on The New York Stock Exchange, and ending on December 29, 2001. The comparison assumes $100 was invested on November 7, 2001 in the Common Stock and each of the foregoing indices and also assumes reinvestment of all dividends.

	November 7, 2001	December 29, 2001
VIASYS HEALTHCARE INC	$100.00	$114.94
S&P SMALLCAP 600 INDEX	$100.00	$110.50
S&P 600 HEALTH CARE EQUIP	$100.00	$105.89

II. PROPOSAL TO ADOPT THE COMPANY'S 2001 EMPLOYEES' STOCK PURCHASE PLAN

        In October 2001, the Board adopted, subject to stockholder approval at the Annual Meeting, the 2001 Employees' Stock Purchase Plan (the "Stock Purchase Plan").

        The Board believes it is in the best interests of the Company and the stockholders to adopt the Stock Purchase Plan. The Stock Purchase Plan is intended to encourage ownership in Common Stock by eligible employees and to provide an additional incentive for them to promote the success of the business of the Company. The material terms of the Stock Purchase Plan are summarized below. A copy of the full text of the Stock Purchase Plan is attached to this Proxy Statement as Appendix B. This summary of the Stock Purchase Plan is not intended to be a complete description of the Stock Purchase Plan and is qualified in its entirety by the actual text of the Stock Purchase Plan to which reference is made.

Summary of the 2001 Employees' Stock Purchase Plan

        Eligibility.    All full-time employees and part-time employees who are employed by the Company or a participating company on the grant date and who customarily work at least 20 hours per week and at least five months per year are eligible to participate in the Stock Purchase Plan, unless the employee owns at least 5% of the voting power of the Company's stock. At this time it is not certain the number of persons who will participate in the Stock Purchase Plan. As of December 29, 2001, the Company and the participating companies had a total of 1,498 employees who would be eligible to participate in the Stock Purchase Plan.

        Administration.    The Stock Purchase Plan is administered by the Board. The Board may appoint a committee, consisting of two or more members of the Board, to administer the Stock Purchase Plan. The Board will determine whether to grant options, the grant and exercise dates for such options, and the other terms relating to such options. The Board also has the authority to (i) interpret the Stock Purchase Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Stock Purchase Plan, and (iii) make all other determinations necessary or advisable for the administration of the Stock Purchase Plan.

        Shares Available for Issuance Under the Stock Purchase Plan.    The Company has reserved 650,000 shares of the Common Stock for issuance under the Stock Purchase Plan.

        Option Grants.    Options will be granted to each participant on the grant date and purchased on the exercise date designated by the Board. The Board expects that period between each grant and exercise date will be six months, beginning on each January 1 and July 1 and ending on the corresponding June 30 and December 31. The Board has set the first grant and exercise date as July 1, 2002 and December 31, 2002, respectively. Participants who elect to participate in the Stock Purchase Plan must authorize up to ten percent of their gross compensation prior to the grant date that is subject to withholding for purposes of the Stock Purchase Plan. A participant's gross compensation is equal to his annual or annualized wages and salary, sales commissions, overtime pay and cash bonuses, but does not include contributions to employee benefit plans, other fringe benefits, moving expense reimbursements or other special payments.

        After the grant date, but prior to the exercise date, a participant can request withdrawal of accumulated payroll deductions, discontinue payroll deductions, or decrease, but not increase, the percentage of gross compensation withheld. A participant who suspends payroll deductions can not make additional payroll contributions prior to the exercise date. Any amounts not withdrawn will be applied to the purchase of Common Stock on the exercise date.

        Exercise of Option.    On the exercise date, the participant will purchase the maximum number of whole shares purchasable by his accumulated payroll deductions, subject to certain limitations. The maximum number of shares of Common Stock that may be purchased by a participant may not exceed the maximum number of shares determined by the Board at the time of grant. Also, a participant may not purchase more than $25,000 (determined on the date of grant of the option) worth of Common Stock in any calendar year under the Stock Purchase Plan.

        Exercise Price.    The exercise price per share of an option will be eighty-five percent of the lower of (i) the per-share fair market value of the Common Stock as of the grant date, or (ii) the per-share fair market value of the Common Stock on the exercise date.

        Termination of Employment.    If a participant terminates employment with the Company or any related corporation for any reason other than death or on account of retirement, his option will immediately terminate and all accumulated payroll deductions will be returned to the participant. If a participant terminates employment on account of retirement or death, the participant or his beneficiary can elect to either (i) withdraw the participant's accumulated payroll deductions or (ii) purchase shares on the exercise date to the same extent that the participant would have been entitled to purchase such shares if the participant continued employment based on the accumulated payroll deductions as of the date of the participant's termination of employment on account of retirement or death.

        Change of Control.    In the event of a merger or consolidation involving the Company, a transaction in which the Company becomes a subsidiary of another entity, a sale or other disposition of all or substantially all of the assets of the Company or any other transaction the Board determines to be a similar transaction, the Board may (i) terminate all outstanding rights under the Plan, (ii) modify or adjust the terms of outstanding options, (iii) if there is a survivor or acquirer entity, provide for the assumption, modification, or adjustment to the terms of outstanding options by the survivor or acquirer or an affiliate or for the grant of replacement rights by the survivor or acquirer or an affiliate on terms determined by the Board, (iv) accelerate the stock purchase date for outstanding rights, or (v) provide for any combination of the foregoing.

        Effective Date.    The Plan became effective on October 18, 2001, subject to stockholder approval at the Annual Meeting.

        Amendment and Termination of the Stock Purchase Plan.    The Board may terminate or amend the Stock Purchase Plan at any time, subject to stockholder approval as required to comply with the requirements of Section 423 of the Code and its corresponding regulations. The Plan will terminate on January 1, 2013, provided that the number of shares available for issuance under the Stock Purchase Plan is not exhausted prior to that date.

        Adjustments.    In the event of a stock split, stock dividend, or similar change in the Company's capital structure, the Board will make appropriate adjustments to the maximum number of shares of Common Stock issuable and purchasable under the Stock Purchase Plan.

        No grants have been made under the Stock Purchase Plan. It is not possible at present to predict the number of grants that will be made or who will receive any such grants under the Stock Purchase Plan after the Annual Meeting.

        The last sales price of the Common Stock on March 8, 2002, was $21.90 per share.

Federal Income Tax Consequences

        The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the Stock Purchase Plan. The Stock Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. The Stock Purchase Plan is not intended to qualify under section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974. This description of the federal income tax consequences of the Stock Purchase Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state and local tax consequences. All affected individuals should consult their own advisors regarding their own situation. This discussion is intended for the information of the stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who will participate in the Stock Purchase Plan.

        Under the Code as currently in effect, a participant in the Stock Purchase Plan will not be deemed to have recognized income, nor will the Company be entitled to a deduction, upon the participant's purchase of Common Stock under the Stock Purchase Plan. Instead, a participant will recognize income when he or she sells or otherwise disposes of the Common Stock or upon his or her death.

        If a participant sells Common Stock purchased under the Stock Purchase Plan more than two years after the date on which the option to purchase the Common Stock was granted and more than one year after the purchase of the Common Stock (the holding period), a portion of the participant's gain will be ordinary income and a portion will be capital gain. The participant will be taxed at ordinary income tax rates on the excess of the value of the Common Stock when the option was granted over the purchase price (i.e., the discount), or, if less, the entire gain on the sale. The participant will have additional capital gain or loss equal to the difference, if any, between the proceeds of the sale and the participant's basis in the Common Stock (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the Common Stock is held by the participant. The Company will not be entitled to any tax deduction with respect to a sale by a participant after the holding period.

        If a participant sells Common Stock before the expiration of the holding period, the participant generally will be taxed at ordinary income tax rates to the extent that the value of the Common Stock, when purchased, exceeded the purchase price. The Company will be entitled to a corresponding deduction. The participant will have additional capital gain or loss on the difference between the proceeds of the sale and the participant's basis in the Common Stock (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the Common Stock is held by the participant.

        The estate of a participant who dies while holding Common Stock purchased under the Stock Purchase Plan will recognize ordinary income in the year of the participant's death in an amount equal to the excess of the value of the Common Stock when the option was granted over the purchase price, or, if less, the amount by which the fair market value of the Common Stock on the date of death exceeds the purchase price.

Vote Required for Approval

        The proposal to approve the Stock Purchase Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Any abstentions will have the effect of votes against the proposal. Any broker non-votes will not have any effect on the proposal.

The Board of Directors unanimously recommends a vote FOR adoption of the Stock Purchase Plan.

III. PROPOSAL TO APPROVE INCREASE IN SHARES AND
AMENDMENT AND RESTATEMENT OF THE COMPANY'S EQUITY INCENTIVE PLAN

        On February 14, 2001, the Board adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's Equity Incentive Plan (the "Incentive Plan") that would increase the total number of shares of Common Stock authorized for issuance under the Incentive Plan from 4,680,000 shares to 6,680,000 shares, an increase of 2,000,000 shares. The Board also approved an amendment of the Incentive Plan to provide an increase in the life of future grants from seven to ten years. The Board has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan be submitted to the stockholders at the Annual Meeting for their approval.

        The Company believes that the availability of the additional 2,000,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the Incentive Plan.

        The Board believes that the number of shares currently reserved for issuance under the Incentive Plan is not sufficient in view of the Company's compensation structure and strategy. The Board has concluded that the Company's ability to attract, retain and motivate top quality officers and other employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company.

        The Company is also seeking to have the stockholders approve, in connection with the increase in shares authorized for issuance under the Incentive Plan, that such shares, along with the remaining authorized, but unissued shares under the incentive Plan, be issuable as incentive stock options as defined in Section 422 of the Code.

        The Company also is seeking to have the stockholders approve an amendment and restatement of the Incentive Plan. The purpose of such approval is to ensure that the stockholders have reapproved the entire Incentive Plan as amended, so that stock option grants under the Plan will qualify for the performance-based exception to the deduction limitations of Section 162(m) of the Code.

        The material terms of the Incentive Plan (as amended) are summarized below. A copy of the full text of the Incentive Plan is attached to this Proxy Statement as Appendix C. This summary of the Incentive Plan is not intended to be a complete description of the Incentive Plan and is qualified in its entirety by the actual text of the Incentive Plan to which reference is made.

Summary of the Equity Incentive Plan

        General.    The purpose of the Incentive Plan is secure for the Company and its stockholders the benefits that arise from capital stock ownership by employees, directors, and consultants of the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries.

        The Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted and unrestricted stock, deferred stock, and performance awards. The Incentive Plan currently authorizes up to 4,680,000 shares of Common Stock for issuance pursuant to the terms of the Incentive Plan. The stockholders are being asked to consider and approve an amendment which would, commencing on the date of the Annual Meeting, increase the number of shares of Common Stock available for grants under the Incentive Plan by an additional 2,000,000 shares, for a total of 6,680,000 shares. During any calendar year no participant may receive a grant for more than 1,800,000 shares of Common Stock.

        Administration of the Incentive Plan.    The Incentive Plan is administered by the Board, although it has the ability to delegate its authority to one or more of its committees and, in limited circumstances, to one or more of the Company's officers. The Board has delegated to the Compensation Committee the authority to administer the Plan. The Compensation Committee has the full power and authority to (i) interpret and administer the Incentive Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Incentive Plan and outstanding awards, (iii) select the persons to whom awards will be granted, (iv) determine the type and amount of awards to be granted, (v) determine the terms and conditions of awards, (vi) waive terms and conditions, and accelerate the vesting and lapse of restrictions on awards, and (vii) take such other similar actions relating to awards under the Incentive Plan.

        Eligibility for Participation.    The Compensation Committee is responsible for designating the employees, directors, and consultants of the Company and its subsidiaries who are eligible for grants under the Incentive Plan. As of April 3, 2002, approximately 1,800 employees and 6 non-employee directors were eligible for grants under the Incentive Plan; it is not possible to specify in advance the number of consultants who may be eligible for grants.

        Stock Options.    The Compensation Committee may grant stock options intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the Code or so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs") or any combination of

ISOs or NQSOs Any individual eligible to participate in the Incentive Plan may receive a grant of NQSOs. Only employees of the Company and its subsidiaries may receive a grant of ISOs.

        The Compensation Committee fixes the exercise price per share for stock options on the date of grant. The exercise price for NQSOs may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant. The exercise for ISOs cannot be less than the fair mark value of the Common Stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. The current measure of fair market value on a particular date is the closing sale price of a share of Common Stock as reported on the New York Stock Exchange on that date.

        The Compensation Committee determines the term of each stock option; provided, however, that the exercise period may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term may not exceed five years from the date of grant. The exercisability period for stock options is determined by the Compensation Committee and is set forth in the grantee's option agreement. A grantee may exercise a stock option by paying the exercise price (i) in cash, by check, bank draft or money order, or (ii) if permitted in the option agreement, (A) by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, (B) delivery of a promissory note, (C) through a broker, or (D) any combination of the foregoing methods.

        The Compensation Committee may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, an option previously granted, on such terms and conditions as determined by the Compensation Committee. If Common Stock is used by a grantee to exercise an option, the Compensation Committee may provide for the additional grant of stock options equal to the number of whole shares used to exercise an option and the number of shares withheld to pay any taxes. These options will have an exercise price per share equal to the fair market value of the Common Stock on the date of grant of such option or such other exercise price as determined by the Compensation Committee, and will have a term that is not longer than the unexpired term of the exercised option and such other terms as the Compensation Committee determines.

        Restricted and Unrestricted Stock Awards.    The Compensation Committee may issue shares of Common Stock that is subject to restrictions or no restrictions at the time of grant. The Compensation Committee will determine the purchase price per share of Common Stock of each stock award, number of shares subject to the award, and when restrictions, if any, lapse at the time of grant. During the restriction period, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if certain conditions specified in the restricted stock agreement occur, must be resold to the Company for the price specified in the restricted stock agreement. Participants who receive restricted stock will have all rights of a stockholder with respect to such shares including the right to receive dividends and to vote such shares. Any individual eligible to participate in the Incentive Plan may receive a stock award grant.

        Deferred Stock.    The Compensation Committee may grant deferred stock awards under the Incentive Plan. A deferred stock award entitles the grantee to receive shares of Common Stock that will be delivered in the future. The Compensation Committee will determine when the grantee will receive such deferred Common Stock. The Compensation Committee may provide that when any award under the Incentive Plan is granted provide that at the time the Common Stock would otherwise be delivered pursuant to the award, the grantee will instead receive an instrument providing for the right to future deliver of the deferred stock. Any individual eligible to participate in the Incentive Plan may receive deferred stock.

        Performance Awards.    The Compensation Committee may provide for the grant of a performance award which entitles the grantee to receive, without payment, an amount, in cash or Common Stock or a combination of cash and Common Stock if certain performance goals are attained. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Compensation Committee to be important to the success of the Company. The Compensation Committee will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the award.

        Loans and Supplemental Grants.    The Company may make a loan to a grantee in connection with the purchase of Common Stock under the Incentive Plan. In connection with an award, the Compensation Committee may also provide for and make a cash payment to the grantee not to exceed an amount equal to (i) the amount of any federal, state and local income tax or ordinary income for which the grantee will be liable with respect to an award, plus (ii) an additional amount on a grossed-up basis necessary to make the grantee whole after tax.

        Change in Control.    In the event of a "change in control" of the Company the following will occur, unless the award agreement provides otherwise: (i) each outstanding stock option will become fully exercisable; (ii) each outstanding restricted stock award will be fully vested, free of restrictions and conditions, and no longer subject to a repurchase right by the Company, and (iii) deferral limitations and conditions that relate solely to the passage of time, continued employment or affiliation will be waived and removed as to deferred stock awards and performance awards, but performance of other conditions will continue to apply.

        A change in control is defined as (i) the acquisition by an individual, entity or group of 40% or more of the Company's outstanding Common Stock or voting securities, (ii) the failure of the Board to include a majority of directors who are "continuing directors," which term is defined to include directors who were members of the Board on the date on which the Incentive Plan was adopted or who subsequent to that date were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election, (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or the sale or other disposition of all or substantially all of the Company's assets unless immediately after such transaction (A) all holders of the Company's Common Stock immediately prior to such transaction own more than 50% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (B) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by the Company's stockholders of a complete liquidation or dissolution.

        Effective Date of the Incentive Plan.    The Incentive Plan initially became effective on September 25, 2001.

        Amendment and Termination of the Incentive Plan.    The Incentive Plan will terminate on the earlier of September 24, 2011 or until no shares are available for issuance under the Incentive Plan. The Board may amend the terms of the Incentive Plan or terminate the Incentive Plan at any time, subject to stockholder approval if required to comply with applicable law or stock exchange requirements.

        Adjustments.    In the event of a stock dividend, stock split, combination of shares, or other distribution other than cash dividends, the Compensation Committee will make appropriate adjustments to the maximum number of shares of Common Stock that may be issued, the grantee limit, and outstanding awards under the Incentive Plan to reflect the change in stock.

        Award Information.    As of February 14, 2002, an aggregate of 18,960 shares of Common Stock (net of cancellations) had been awarded subject to stock and restricted stock awards under the Incentive Plan, and stock options to purchase an aggregate of 3,880,664 shares of Common Stock (net of cancellations) had been granted as of such date under the Incentive Plan, of which options to purchase 3,880,664 shares were outstanding. No grants of deferred stock or performance awards have been made under the Incentive Plan. If the amendment to the Incentive Plan to increase the number of shares authorized to be issued under the Incentive Plan is approved, the total number of shares of Common Stock that may be issued under the Incentive Plan will be 6,680,000 shares, meaning that 2,780,376 shares will be available for issuance under the Incentive Plan.

        No grants have been made under the Incentive Plan that are subject to stockholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be made or who will receive any such grants under the Incentive Plan after the Annual Meeting.

        The last sales price of the Company's Common Stock on March 8, 2002, was $21.90 per share.

Federal Income Tax Consequences

        The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the Incentive Plan. The Incentive Plan is not intended to qualify under section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974. This description of the federal income tax consequences of the Incentive Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state and local tax consequences. All affected individuals should consult their own advisors regarding their own situation. This discussion is intended for the information of the stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who will participate in the Incentive Plan.

        The grant of an ISO or NQSO will create no tax consequences for the grantee or the Company. A grantee will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an NQSO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. The Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee.

        A grantee's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the grantee's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the grantee will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods are satisfied.

        With respect to grants of stock awards under the Incentive Plan that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received less any amounts paid for the shares The Company generally will be entitled to a deduction for the same amount. With respect to stock awards involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. A grantee may elect to be taxed at the time of receipt of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the grantee previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after receipt of the shares.

        With respect to grants of deferred stock under the Incentive Plan, the grantee will recognize ordinary income equal to the fair market value of the deferred stock on the date that the grantee receives the Common Stock. The Company generally will be entitled to a deduction for the same amount.

        With respect to cash or Common Stock received as performance awards under the Incentive Plan, the grantee will recognize ordinary income equal to the value of the cash or Common Stock received. The Company generally will be entitled to a deduction for the same amount.

        Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer and any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that ISOs and NQSOs granted under the Incentive Plan by the Compensation Committee will qualify as "performance-based compensation." Stock awards, deferred stock, and performance awards granted under the Incentive Plan will not qualify as "performance-based compensation."

Vote Required for Approval

        The proposal to approve the increase in the number of shares authorized for issuance under the Incentive Plan by an additional 2,000,000 shares, authorize the issuance of incentive stock options under Section 422 of the Code, and the amendment and restatement of the Incentive Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Any abstentions will have the effect of votes against the proposal. Any broker non-votes will not have any effect on the proposal.

The Board of Directors unanimously recommends a vote FOR the adoption of the Incentive Plan, as amended, including the increase in the number of shares authorized for issuance by an additional 2,000,000 shares and the issuance of incentive stock options thereunder.

IV. OTHER MATTERS

        The Board does not know of any other matter that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Company's Common Stock.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations of the representing persons that no other reports were required,

during the year ended December 29, 2001, the Company's officers and directors and owners of more than 10 percent of the Company's Common Stock complied with their respective filing requirements under Section 16(a) on a timely basis.

RELATED TRANSACTIONS

        In April 2001, the Company loaned Mr. Thurman a total of $500,000, which bears interest at an annual rate of six percent. So long as Mr. Thurman is employed by the Company, the Company will credit him with payment of $125,000 of the principal amount of the loan on April 19 of each of 2002, 2003, 2004 and 2005. In the event that Mr. Thurman's employment is terminated due to death or disability, by him for good reason or by the Company without cause, the unpaid principal balance of the loan would be forgiven.

INFORMATION CONCERNING INDEPENDENT AUDITORS

        Arthur Andersen LLP has served as the Company's independent public accountants and auditors since the Company's incorporation in 1995. The Audit Committee has confidence in the quality and integrity of the audit and other assurance services provided by Arthur Andersen relating to the 2001 audit. However, during the past several months the Audit Committee has been monitoring, and will continue to monitor, ongoing developments relating to Arthur Andersen. The Audit Committee has asked management to be prepared to recommend another firm for auditing services in 2002, should the Audit Committee decide to change auditors.

STOCKHOLDER PROPOSALS

        Any stockholder proposal to be presented at the Annual Meeting of the Stockholders to be held in 2002 must be received by the Company on or before December 9, 2003 in order to be included in the Proxy Statement relating to the meeting. If a stockholder notifies the Company after February 8, 2003 of an intent to present a proposal at the 2002 Annual Meeting of the Stockholders, the Company may use its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the Company's proxy statement.

                      By Order of the Board of Directors,

                      Martin P. Galvan
                      Vice President and Secretary

Dated: April 9, 2002

APPENDIX A

VIASYS HEALTHCARE INC.

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is a committee of the Board of Directors. The Committee's primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to shareholders and others, the systems of internal controls established by Management and the Board, and the financial audit process.

        The Company's Management is responsible for preparing the Company's financial statements and communicating financial results to shareholders and others, and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing these activities but does not provide any expert or special assurance as to the Company's statements or any professional certification as to the independent auditors' work.

Organization

        The Audit Committee is annually appointed by the Board of Directors and will consist of not less than three financially literate, independent members as such terms are defined for the purposes of service on an audit committee by the National Association of Securities Dealers, Inc. At least one member of the Committee must have past employment experience in finance or accounting or other senior management position with financial oversight responsibilities. The Board shall appoint one of the Committee members as Chairperson who shall schedule all meetings of the Committee. A member of the Committee may be removed from the Committee at any time at the discretion of the Board.

General Authority

        The Audit Committee shall have the power to conduct or authorize investigations into any matters within the scope of its responsibilities. The Committee shall have unrestricted access to Management and the independent auditor and may retain independent counsel, accountants or others to assist it in the conduct of its responsibilities. The Committee shall meet at least four times per year. Minutes of the Committee meetings will be taken and the minutes will be filed with the minutes of the meetings of the Board of Directors. The Committee will report Committee actions and recommendations to the Board of Directors as the Committee may deem appropriate.

Responsibilities

        The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time assign.

Oversight of Independent Auditors

        The Independent Auditor is accountable to the Board of Directors and the Committee.

1.
The Committee, subject to any action taken by the Board of Directors, shall have the authority and responsibility to select, evaluate, and where appropriate replace the Independent Auditor.

2.
The Committee shall receive from the Independent Auditor annually a formal written statement delineating the services provided, the fees received and relationships between the Auditor and the Company consistent with the Independence Standards Board Standard Number 1. The Committee shall discuss with the Independent Auditor the scope of any such relationships and their potential impact on the Independent Auditor's Independence and objectivity. The Committee shall review the scope of services and fees paid and to be paid to the Independent Auditor.

Financial Reporting

1.
The Committee shall review and discuss with Management and the Independent Auditors the audited financial statements to be included in the Company's Annual report on Form 10-K    (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the Independent Auditors the matters required to be discussed by the applicable Statement of Auditing Standards. Based on these discussions, the Committee will advise the Board of directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K (or the Annual Report to Shareholders).

2.
The Committee, through its Chairman or the Committee as a whole, will review with Management and the Independent Auditors the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q and the matters required to be discussed by the applicable Statement of Auditing Standards.

3.
The Committee, through its Chairman or the Committee as a whole, will review with Management and the Independent Auditor any publicly released written statement in reference to quarterly or annual financial statements.

4.
To the extent required, the Audit Committee will prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

5.
At the discretion of the Audit Committee but at least once annually the Committee shall meet with the Independent Auditor without Management being present to discuss, among other items, the Company's financial and accounting personnel and their cooperation with the Independent Auditor.

In its review of the Company's financial reporting the Committee shall review:

1.
Significant changes in the Company's accounting policies and practices and significant judgments that may affect the financial results.

2.
The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of Management.

3.
The effect of changes in accounting standards that may materially affect the Company's financial reporting practices.

4.
Litigation or other legal matters that could have a significant impact on the Company's financial results.

5.
Accounting and financial human resources and succession planning in the Company.

Internal Controls and Financial Risks

1.
The Committee will meet with Management and the Independent Auditor to review the Company's major financial risk exposures and the actions taken by Management to monitor and control such exposures.

2.
The Committee shall review with Management the potential need for and performance of an internal audit function.

Compliance With Laws and Regulations

1.
The Committee shall meet with Management and external counsel to review the Company's processes for determining litigation risks and exposures from noncompliance with laws and regulations.

2.
The Committee will review with Management and others any legal, tax, or regulatory matters that may have a material impact on Company operations and financial statements.

3.
The Committee will review and monitor the establishment, administration and compliance with a code of ethical conduct and policy regarding conflicts of interest.

4.
The Committee will review policies and procedures with respect to officers' expense accounts and perquisites including their use of corporate assets.

Charter Review and Assessment

        The Audit Committee will review and reassess the adequacy of this Charter at least once per year. The Audit Committee will also self-assess whether the Audit committee has carried out the responsibilities defined in the Audit Committee Charter once per year.

APPENDIX B

VIASYS HEALTHCARE INC.

2001 EMPLOYEES' STOCK PURCHASE PLAN

1.    Definitions.    As used in this Employees' Stock Purchase Plan of Viasys Healthcare Inc., the following terms shall have the meanings respectively assigned to them below:

  1.1
  Base Competition means annual or annualized wages and salary, exclusive of overtime, bonuses, contributions to employee benefit plans, or other fringe benefits, sales commissions, moving expense reimbursements or other special payments.

  1.2
  Beneficiary means the person designated as beneficiary on the Participant's Enrollment/Change Agreement or, if no such beneficiary is named, the person to whom the Option is transferred by will or under the applicable laws of descent and distribution.

  1.3
  Board means the board of directors of the Company.

  1.4
  Code means the Internal Revenue Code of 1986, as amended.

  1.5
  Company means Viasys Healthcare Inc., a Delaware corporation.

  1.6
  Company Stock means the common stock, $.01 par value, of the Company.

  1.7
  Covered Transaction shall have the meaning set forth in Section 9.8 hereof.

  1.8
  Eligible Employee means a person who is eligible under the provisions of Section 7 to receive an Option as of a particular Grant Date.

  1.9
  Enrollment/Change Agreement means an agreement whereby a Participant authorizes the Company to withhold payroll deductions from his or her Gross Compensation, or requests withdrawal, discontinuation, or a change in the withholding percentage of such payroll deductions, as contemplated by Section 9.9.

  1.10
  Exercise Date means a date not more than one year after a Grant Date, as determined by the Board, on which Options must be exercised by Eligible Employees.

  1.11
  Grant Date means a date designated by the Board on which Options are to be granted to Eligible Employees.

  1.12
  Gross Compensation means Base Compensation plus sales commissions, overtime pay and cash bonuses.

  1.13
  Market Value means, as of a particular date, the last sale price of the Company Stock if such stock is reported on a national stock exchange, or if no such price is reported for such date, the average of bid and asked prices of the Company Stock last quoted in the over-the-counter market on such date, or if no bid and asked prices are quoted in the over-the-counter market on such date, the average of the bid arid asked prices last quoted in the over-the-counter market before such date.

  1.14
  Option means an option to purchase shares of Company Stock granted under the Plan.

  1.15
  Option Shares means shares of Company Stock purchasable under an Option.

  1.16
  Participant means an Eligible Employee to whom an Option is granted and who authorizes the Company to withhold payroll deductions by completing an Enrollment/Change Agreement.

  1.17
  Participating Employer means the Company or any Related Corporation which is designated by the Board as a corporation whose Eligible Employees are to receive Options as of a particular Grant Date.

  1.18
  Plan means this Employees' Stock Purchase Plan of the Company, as amended from time to time.

  1.19
  Related Corporation means any corporation which is a parent corporation or a subsidiary corporation with respect to the Company, as determined under Section 424(e) and Section 424(f) of the Code.

  1.20
  Section 423 means Section 423 of the Code.

2.    Purpose of the Plan.    The Plan is intended to encourage ownership of Company Stock by Eligible Employees and to provide additional incentive for them to promote the success of the business of the Company. It is intended that the Plan shall be an "employee stock purchase plan" within the meaning of Section 423.

3.    Term of the Plan.    The Plan became effective on October 18, 2001 with respect to Options with Grant Dates occurring on or after January 1, 2002. No option shall be granted under the Plan after January 1, 2013.

4.    Administration of the Plan.    The Plan shall be administered by the Board, which annually shall determine (i) whether to grant Options and, if Options are to be granted, (ii) the Grant Dates and Exercise Dates for such Options and all other terms relating to such Options, including the terms under which Gross Compensation may be withheld to purchase shares of Company Stock under such Options; provided, that the maximum aggregate percentage of each Participant's Gross Compensation which may be withheld for the purpose of purchasing shares of stock under this Plan and all other employee stock purchase plans (as defined in Section 423) administered by a Related Corporation and in which the Participant may participate shall not exceed ten percent (10%) of the Participant's Gross Compensation. The Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may appoint a committee, consisting of two or nine members of the Board, to administer the Plan and may, In its sole and absolute discretion, delegate any of all of the functions specified herein regarding administration of the Plan to such committee.

5.    Termination and Amendment of Plan.    The Board may terminate or amend the Plan at any time; provided, however, that no amendment, unless approved by the stockholders of the Company as required under Treasury Regulations §1.423-2(c), shall effect any change for which stockholder approval would be required under that regulation, nor shall any termination or amendment adversely affect the rights of a Participant with respect to any Option held by the Participant as of the date of such termination or amendment, without his or her consent. For the avoidance of doubt, Section 9.8, rather than the foregoing sentence, shall apply to Board actions taken in connection with Covered Transactions.

6.    Shares of Stock Subject to the Plan.    No more than an aggregate of six hundred fifty thousand (650,000) shares of Company Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan, subject to adjustments made in accordance with Section 9.8. Option Shares may be either shares of Company Stock which are authorized but unissued or shares of Company Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in fill, the unpurchased Option Shares shall become available for other Options granted under the Plan. The Company shall, at all times during which Options are outstanding, reserve and keep available shares of Company Stock sufficient to satisfy such Options, and shall pay all fees and expenses incurred by the Company in connection therewith.

7.    Persons Eligible to Receive Options.

  7.1
  If the Board determines to grant Options as of any Grant Date, each employee of the Company or a Participating Employer who (i) is employed on the Grant Date, (ii) is customarily employed by the Company or a Participating Employer at least twenty (20) hours per week and at least five (5) months per calendar year and (iii) will not, after the grant of the Option, own (or be deemed to own after application of the constructive ownership rules of Section 424(d) of the Code) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation shall be entitled to participate in such Option grant as of such Grant Date.

  7.2
  For purposes of this Section 7, employment shall include any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety (90) days or other period during which the absent employee's reemployment rights are guaranteed by statute or contract.

8.    Dates for Granting Options.    Options shall be granted on such date or dates as are designated by the Board.

9.    Terms and Conditions of Options.

  9.1
  General. All Options granted on a particular Grant Date shall comply with the terms and conditions set forth in Sections 9.3 through 9.12, and all Options granted on a particular Grant Date shall be identical except as to the number of shares of Company Stock purchasable under the Option, which shall be determines in accordance with Section 9.2. Option Shares may only be purchased with accumulated payroll deductions.

  9.2
  Number of Shares. Except as hereinafter provided, the maximum number of shares of Company Stock that a Participant shall be permitted to purchase under any Option shall be fixed by the Board at the time of grant. In the absence of affirmative action by the Board, the maximum number of shares of Company Stock that may be purchased under any Option shall be the amount of the Participant's Gross Compensation permitted to be withheld for purchasing Company Stock during the period running from the Grant Date to the Exercise Date, divided by the purchase price determined in accordance with Section 9.3. The number of shares of Company Stock which a Participant is permitted to purchase may be further limited by the amount of payroll deductions actually withheld as of the Exercise Date. Notwithstanding any other provision of the Plan, in no event shall a Participant's rights to purchase stock under all employee dock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations, including this Plan, accrue at a rate which exceeds $25,000 of the Market Value of such stock (determined as of the date(s) of grant of the related option(s)) for each calendar year in which any such option is outstanding at any time. The preceding sentence shall be construed in accordance with Section 423(b)(8) of the Code and Treasury Regulations §1.423-2(i). The Company may reduce or refund Participants' payroll deductions if the Company determines in its reasonable discretion that there is a material risk that the limits described in this Section 9.2 would otherwise be exceeded.

  9.3
  Purchase Price. The per-share purchase price of Option Shares shall be eighty-five percent (85%) of the tower of (i) the per-share Market Value of the Company Stock as of the Grant Date, and (ii) the per-share Market Value of the Company Stock as of the Exercise Date. If the Grant Date or Exercise Date shall fall on a Saturday, Sunday or other legal holiday, the applicable Market Value shall be determined as of the trading day immediately preceding such weekend or legal holiday.

  9.4
  Restrictions on Transfer. Options may not be sold, assigned, transferred, pledged or otherwise encumbered other than by will or under the laws of descent and distribution; provided, that a Participant may designate a Beneficiary on the Participants Enrollment/Change Agreement to exercise any Option held by the Participant and not yet exercised as of the date of the

    Participant's death. An Option may not be exercised by anyone other than the Participant during the lifetime of the Participant.

  9.5
  Expiration. Each Option shall expire at the close of business on the Exercise Date or on such earlier date as may result from the operation of Section 9.6 or Section 9.

  9.6
  Termination of Employment of Participant. If a Participant ceases for any reason, voluntary or involuntary (other than death or retirement), to be continuously employed by the Company or a Related corporation, his or her Option shall immediately expire the Participant's accumulated payroll deductions shall be returned by the Company pursuant to Section 9.12. For purposes of this Section 9.6, a Participant shall be deemed to be employed throughout any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety (90) days or the period during which the Participant s reemployment rights are guaranteed by statute or by contract. If the Participant does wt return to active employment prior to the termination of such period, his or her employment aim I be deemed to have ended on the ninety-first (91st) day of such leave of absence. If the employee is employed by a Participating Employer that ceases to be a Related Corporation, or lithe employee is transferred to a subsidiary of the Company that is not a Participating Employer, the employee shall be deemed to have terminated employment for the purposes of this Plan of the date of such divestiture or transfer.

  9.7
  Retirement or Death of Participant. If a Participant retires or dies, the Participant or, in the case of death, his or her Beneficiary, shall be entitled to withdraw Participant's accumulated payroll deductions, if any, pursuant to Section 9. 2 or to purchase shares on the Exercise Date to the same extent as the Participant would have been entitled to purchase such shares had he or she continued to he employed by the Company. The number of shares purchasable shall he limited by the amount of the Participant's accumulated payroll deductions as of the date of his or her retirement or death. Accumulated payroll deductions shall be applied by the Company toward the purchase of shares unless the Participant or Beneficiary withdraws such funds prior to the Exercise Date in accordance with Section 9.10(e).

  9.8
  Capital Changes Affecting the Stock; Transactions Involving the Company. In the event of a stock split, stock dividend or similar change in the Company's capital structure, the number of shares available to be issued under the Plan, the maximum number of shares purchasable under Options then outstanding, and other Plan and Option terms shall be appropriately adjusted by the Board. In the event of a merger or consolidation involving the Company, a transaction in which the Company becomes a subsidiary of another entity, a sale or other disposition of all or substantially all of the assets of the Company (including a liquidation of the Company) or any other transaction which the Board of Directors determines to be a similar transaction (any of the foregoing, a "Covered Transaction"), the Board may (i) terminate all then outstanding rights to purchase stock under the Program, in which event amounts contributed for the purchase of shares will be refunded as soon as practicable, (ii) modify or adjust the terms of the outstanding Options, (iii) if there is a survivor or acquirer entity, provide fix the assumption, modification, or adjustment to the terms of outstanding Options by the survivor or acquirer or an affiliate thereof or for the grant of replacement rights by the survivor or acquirer or an affiliate thereof in each ease on whatever terms the Board may determine, (iv) accelerate the stock purchase date for outstanding rights or (v) provide for any combination of the foregoing.

  9.9
  Payroll Deductions. Any Eligible Employee who wishes to authorize payroll deductions for the purchase of Option Shares under the Plan, must complete and return to the administrator of the Plan prior to the Grant Date an Enrollment/Change Agreement indicating the total percentage (which shall be a full integer not less than one (1) and not greater than the maximum determined by the Board in accordance with Section 4 hereof) of his or her Gross Compensation which is to be withheld each pay period. After the Grant Date and prior to the Exercise Date, and subject to such reasonable administrative requirements as the Company may impose, the Participant shall be permitted to (a) request a withdrawal of accumulated payroll deductions (only one withdrawal during each option period Is permitted, subject to Section 9.10(e)), (b) discontinue payroll deductions, or (c) decrease, but not increase, the percentage of Gross Compensation withheld. A Participant shall make a change contemplated in the foregoing sentence by completing and returning an Enrollment/Change Agreement to the human resources department of the Company. The effective date of such changes shall be subject to reasonable administrative requirements. A Participant who suspends payroll deductions may not recommence payroll deductions at any time prior to the Exercise Date; provided that the foregoing limitation shall not prevent the suspension or adjustment of payroll deductions to the extent such suspension or adjustment is required by applicable law. If a Participant elects to discontinue his payroll deductions but does not elect to withdraw his funds, funds deducted prior to his election to discontinue will be applied to the purchase of Company Stock on the Exercise Date.

  9.10
  Exercise of Options. On the Exercise Date the Participant shall be deemed to have exercised his or her Option to purchase the maximum number of Option Shares purchasable by his or her accumulated payroll deductions; provided, that:

  (a)
  The number of Option Shares purchasable shall not exceed the number of shares of Company Stock the Participant is entitled to purchase pursuant to Section 9.2.

  (b)
  If the total number of Option Shares which all Participants elect to purchase, together with any Option Shares already purchased under the Plan, exceeds the total number of shares of Company Stock which may be purchased under the Plan pursuant to Section 6, the number of Option Shares which each Participant is permitted to purchase shall be proportionately reduced.

  (c)
  If the number of Option Shares purchasable by a Participant includes a fraction, such number shall It adjusted to the next smaller whole number and the total purchase price for the Option Shares purchasable by the Participant shall be reduced accordingly.

  (d)
  If a Participant is unable to use all of his or her accumulated payroll deductions to purchase Option Shares under Section 9.10(c) hereof because the number of purchasable Option Shares includes a fraction, the remaining balance of the Participant's accumulated payroll deductions attributable to such fractional shares will be added to the Participant's future payroll deductions for the next Plan option period unless the Participant does not participate in the Plan for the next Plan option period, in which case such balance will be returned to the Participant. For the avoidance of doubt, Participants may not apply withheld sums to purchase Company Stock in future option periods except to the extent permitted by the foregoing sentence.

  (e)
  A Participant may notify the administrator of the Plan prior to an Exercise Date, subject to such reasonable administrative requirements as the Company may impose, by completing and delivering an Enrollment/Change Agreement, that he or she elects not to exercise his or her Option and desires to withdraw all of his or her accumulated payroll deductions withheld wider the Plan, as provided in Section 9.9. A Participant may elect this withdrawal at the end of the Plan option period even if he or she has previously received a withdrawal during the Plan option period.

  9.11
  Delivery of Stock. Within a reasonable time after the Exercise Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the Option

    Shares purchased by the Participant. Certificates for Option Shares may be issued only in the name of the Participant. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates. If any law or applicable regulation of the Securities arid Exchange Commission or other body shall require that the Company or the Participant take any action in connection with the purchase of option Shares, delivery of the certificate or certificates for such Option Shares shall he postponed until the necessary action shall have been completed. If the Company is required to take such action, such action shall be taken by the Company at its own expense, without unreasonable delay. The Participant shall have no rights as a shareholder in respect of Option Shares for which he or she has not received a certificate.

  9.12
  Return of Accumulated Payroll Deductions. In the event that a Participant or a Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, retirement or death or in the event that accumulated payroll deductions exceed the price of Option Shares purchased and are not added to the Participant's future payroll deductions pursuant to Section 9.10(d) hereof; such amount, shall be returned within a reasonable time by the Company to the Participant or the Beneficiary, as the case may be.

  9.13
  Equal Rights and Privileges. In connection with any grant of Options, all Eligible Employees awarded Options as part of such grant shall have the same rights and privileges with respect thereto, subject only to such differences as may be permissible under Section 423(b)(5) and related regulations.

10.  Miscellaneous.

  10.1
  Participants Not Stockholders. Neither the granting of an Option to a Participant nor the making of deductions from his or her pay shall result in the Participant being deemed a stockholder of the Company. The Participant shill not become a stockholder of the Company until the Option Shares have been purchased by and issued to him or her.

  10.2
  Options Not Transferable. Options under this Plan are not transferable by a Participant other than by will or the laws of descent arid distribution, and are exercisable during the Participant's lifetime only by the Participant.

  10.3
  Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and way he used flit any corporate purpose.

  10.4
  Governmental Regulations. The Company's obligation to sell and deliver Company Stock under this Plan is subject to listing of the Company Stock on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Company Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

  10.5
  Government Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

APPENDIX C

VIASYS HEALTHCARE INC.

EQUITY INCENTIVE PLAN
(As Amended on February 14, 2002)

1.    PURPOSE

        The purpose of this Equity Incentive Plan (the "Plan") is to secure for VIASYS Healthcare Inc. (the "Company") and its Stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants to, the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries. The Plan is intended to accomplish these goals by enabling the Company to offer such persons equity-based interests, equity-based incentives or performance-based stock incentives in the Company, or any combination thereof ("Awards").

2.    ADMINISTRATION

        The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have full power to interpret and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and Awards, and full authority to select the persons to whom Awards will be granted ("Participants"), determine the type and amount of Awards to be granted to Participants (including any combination of Awards), determine the terms and conditions of Awards granted under the Plan (including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, vesting, forfeiture, restrictions, dividends and interest, if any, on deferred amounts), waive compliance by a participant with any obligation to be performed by him or her under an Award, waive any term or condition of an Award, cancel an existing Award in whole or in part with the consent of a Participant, grant replacement Awards, accelerate the vesting or lapse of any restrictions of any Award, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award and adopt the form of instruments evidencing Awards under the Plan and change such forms from time to time. Any interpretation by the Board of the terms and provisions of the Plan or any Award thereunder and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive on all parties and any person claiming under or through any party. No Director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its responsibilities under the Plan to a committee (the "Committee") appointed by the Board and consisting of members of the Board, and such Committee may delegate any or all of its responsibilities to one or more officers of the Company to the extent authorized by the Board (a "Delegated Officer"). All reference in the Plan to the "Board" shall mean the Board, a Committee of the Board, or a Delegated Officer to the extent that the Board's powers or authority under the Plan have been validly delegated to such person.

3.    EFFECTIVE DATE

        The Plan shall be effective as of the date first approved by the Board, subject to the approval of the Plan by the Corporation's Stockholders. Grants of Awards under the Plan made prior to such approval shall be effective when made (unless otherwise specified by the Board at the time of grant), but shall be conditioned on and subject to such approval of the Plan.

4.    SHARES SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 10.6, the total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), reserved and available for distribution under the Plan shall be 6,680,000 shares as of February 14, 2002. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        If any Award of shares of Common Stock requiring exercise by the Participant for delivery of such shares expires or terminates without having been exercised in full, is forfeited or is otherwise terminated without a payment being made to the Participant in the form of Common Stock, or if any shares of Common Stock subject to restrictions are repurchased by the Company pursuant to the terms of any Award or are otherwise reacquired by the Company to satisfy obligations arising by virtue of any Award, such shares shall be available for distribution in connection with future Awards under the Plan.

5.    ELIGIBILITY

        Employees, officers and Directors of, and consultants to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries shall be eligible to receive Awards under the Plan. The Board, or other appropriate committee or person to the extent permitted pursuant to the last sentence of Section 2, shall from time to time select from among such eligible persons those who will receive Awards under the Plan.

6.    TYPES OF AWARDS

        The Board may offer Awards under the Plan in any form of equity-based interest, equity-based incentive or performance-based stock incentive in Common Stock of the Company or any combination thereof. The type, terms and conditions and restrictions of an Award shall be determined by the Board at the time such Award is made to a Participant; provided however that the maximum number of shares permitted to be granted under any Award or combination of Awards to any Participant during any one calendar year may not exceed 1,800,000 shares of Common Stock, subject to adjustment as provided under Section 10.6.

        An Award shall be made at the time specified by the Board and shall be subject to such conditions or restrictions as may be imposed by the Board and shall conform to the general rules applicable under the Plan as well as any special rules then applicable under United States or foreign tax laws, securities laws, other applicable law or relevant rules of any stock exchange or quotation system on what the Common Stock is traded.

        Without limiting the foregoing, Awards may take the following forms and shall be subject to the following rules and conditions:

        6.1    OPTIONS.    An option is an Award that entitles the holder on exercise thereof to purchase Common Stock at a specified exercise price. Options granted under the Plan may be either incentive stock options ("incentive stock options") that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not intended to meet the requirements of Section 422 ("non-statutory options").

          6.1.1    OPTION PRICE.    The price at which Common Stock may be purchased upon exercise of an option shall be determined by the Board, PROVIDED HOWEVER, the exercise price shall not be less than the par value per share of Common Stock. To the extent that the option exercise price is intended to equal the fair market value of Common stock on the relevant date, such term means, as of such date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system as of the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported as of the date of grant, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          6.1.2    OPTION GRANTS.    The granting of an option shall take place at the time specified by the Board. Options shall be evidenced by option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including but not limited to vesting and forfeiture provisions, acceleration, change of control, protection in the event of merger, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Option agreements shall expressly state whether an option grant is intended to qualify as an incentive stock option or non-statutory option.

          6.1.3    OPTION PERIOD.    An option will become exercisable at such time or times (which may be immediately or in such installments as the Board shall determine) and on such terms and conditions as the Board shall specify. The option agreements shall specify the terms and conditions applicable in the event of an option holder's termination of employment during the option's term. The option term shall be determined by the Board and may extend as long as ten (10) years.

          Any exercise of an option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any additional documents required by the Board and (2) payment in full in accordance with Section 6.1.4 for the number of shares for which the option is exercised.

          6.1.4    PAYMENT OF EXERCISE PRICE.    Stock purchased on exercise of an option shall be paid for as follows: (1) in cash or by check (subject to such guidelines as the Company may establish for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the option (or in the case of a non-statutory option, by the Board at or after grant of the option), (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Board expressly approves a shorter period) and that have a fair market value (determined in accordance with procedures prescribed by the Board) equal to the exercise price, (ii) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the foregoing permissible forms of payment.

          6.1.5    BUYOUT PROVISION.    The Board may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, an option previously granted, based on such terms and conditions as the Board shall establish and communicate to the option holder at the time that such offer is made.

          6.1.6    SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.    Each provision of the Plan and each option agreement evidencing an incentive stock option shall be construed so that each incentive stock option shall be an incentive stock option as defined in Section 422 of the Code or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. Instruments evidencing incentive stock options shall contain such provisions as are required under applicable provisions of the Code.

          Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option shall not be less than 100% (110% in the case of an incentive stock option granted to a more than ten percent Stockholder of the Company) of the fair market value of the Common Stock on the date of grant, as determined by the Board. An incentive stock option may not be granted after the tenth anniversary of the date on which the Plan was adopted by the Board and the latest date on which an incentive stock option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of any incentive stock option granted to a more than ten percent Stockholder of the Company) of the date of grant, as determined by the Board. In the event that an incentive stock options loses its status as such, the option shall be treated as a non-statutory option.

          6.1.7    RELOAD OPTIONS.    In the event that shares of Common Stock are used to exercise an option, the terms of such option may provide for a Grant of additional options, or the Committee may grant additional options, to purchase a number of shares of Common Stock equal to the number of whole shares used to exercise the option and the number of whole shares, if any, withheld in payment of any taxes. Such options shall be granted with an exercise price equal to the Fair Market Value of the Common Stock at the date of grant of such additional options, or at such other exercise price as the Board may establish, for a term not longer than the unexpired term of the exercised option and on such other terms as the Board shall determine.

        6.2    RESTRICTED AND UNRESTRICTED STOCK

          An Award of restricted stock entitles the recipient thereof to acquire shares of Common Stock upon payment of the purchase price subject to restrictions specified in the instrument evidencing the Award.

          6.2.1    RESTRICTED STOCK AWARDS.    Awards of restricted stock shall be evidenced by restricted stock agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restriction and forfeiture provisions, change of control, protection in the event of mergers, consolidations, dissolutions and liquidations) as the Board shall deem advisable.

          6.2.2    RESTRICTIONS.    Until the restrictions specified in a restricted stock agreement shall lapse, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and upon certain conditions specified in the restricted stock agreement, must be resold to the Company for the price, if any, specified in such agreement. The restrictions shall lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

          6.2.3    RIGHTS AS A STOCKHOLDER.    A Participant who acquires shares of restricted stock will have all of the rights of a Stockholder with respect to such shares including the right to receive dividends and to vote such shares. Unless the Board otherwise determines, certificates evidencing shares of restricted stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

          6.2.4    PURCHASE PRICE.    The purchase price of shares of restricted stock shall be determined by the Board, in its sole discretion, but such price may not be less than the par value of such shares.

          6.2.5    OTHER AWARDS SETTLED WITH RESTRICTED STOCK.    The Board may provide that any or all the Common Stock delivered pursuant to an Award will be restricted stock.

          6.2.6    UNRESTRICTED STOCK.    The Board may, in its sole discretion, sell to any Participant shares of Common Stock free of restrictions under the Plan for a price determined by the Board, but which may not be less than the par value per share of the Common Stock.

        6.3    DEFERRED STOCK

          6.3.1    DEFERRED STOCK AWARD.    A deferred stock Award entitles the recipient to receive shares of deferred stock, which is Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock will take place.

          6.3.2    OTHER AWARDS SETTLED WITH DEFERRED STOCK.    The Board may, at the time any Award described in this Section 6 is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the right to future delivery of deferred stock.

        6.4    PERFORMANCE AWARDS

          6.4.1    PERFORMANCE AWARDS.    A performance Award entitles the recipient to receive, without payment, an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), following the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

          6.4.2    OTHER AWARDS SUBJECT TO PERFORMANCE CONDITIONS.    The Board may, at the time any Award described in this Section 6 is granted, impose a condition or conditions (in addition to any conditions specified or authorized in this Section 6 of the Plan) that performance goals be met prior to the Participant's realization of any payment or benefit under the Award.

7.    PURCHASE PRICE AND PAYMENT

        Except as otherwise provided in the Plan, the purchase price of Common Stock to be acquired pursuant to an Award shall be the price determined by the Board, provided that such price shall not be less than the par value of the Common Stock. Except as otherwise provided in the Plan, the Board may determine the method of payment of the exercise price or purchase price of an Award granted under the Plan and the form of payment. The Board may determine that all or any part of the purchase price of Common Stock pursuant to an Award has been satisfied by past services rendered by the Participant. The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8.    LOANS AND SUPPLEMENTAL GRANTS

        The Company may make a loan to a Participant, either on or after the grant to the Participant of any Award, in connection with the purchase of Common Stock under the Award or with the payment of any obligation incurred or recognized as a result of the Award. The Board will have full authority to decide whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven.

        In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and make a cash payment to the participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax or ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after tax, discharging all the participant's income tax liabilities arising from all payments under the Plan.

9.    CHANGE IN CONTROL

        9.1    IMPACT OF EVENT.    In the event of a "Change in Control" as defined in Section 9.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides (by specific explicit reference to Section 9.2 below). If a Change in Control occurs while any Awards are outstanding, then, effective upon the Change in Control, upon termination by the Company of the Participant's employment without cause: (i) each outstanding stock option or other stock-based Award awarded under the Plan that was not previously exercisable and vested shall become immediately exercisable in full and will no longer be subject to a right of repurchase by the Company, (ii) each outstanding restricted stock award or other stock-based Award subject to restrictions and to the extent not fully vested, shall be deemed to be fully vested, free of restrictions and conditions and no longer subject to a right of repurchase by the Company, and (iii) deferral limitations and conditions that relate solely to the passage of time, continued employment or affiliation will be waived and removed as to deferred stock Awards and performance Awards; performance of other conditions (other than conditions relating solely to the passage of time, continued employment or affiliation) will continue to apply unless otherwise provided in the agreement evidencing the Award or in any other agreement between the Participant and the Company or unless otherwise agreed by the Board.

        9.2    DEFINITION OF "CHANGE IN CONTROL"    means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

        (a)  the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) forty percent (40%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:

            (i)  any acquisition by the Company,

          (ii)  any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

          (iii)  any acquisition by any corporation pursuant to a transaction that complies with clauses (i) and (ii) of subsection (c) of this Section 9.2;

        (b)  the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of the amendment of this Plan by the Board or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

        (c)  the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, forty percent (40%) or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; or

        (d)  approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10.  GENERAL PROVISIONS

        10.1    DOCUMENTATION OF AWARDS

        Awards will be evidenced by written instruments (an "Award Agreement"), which may differ among Participants, prescribed by the Board from time to time. Such Award Agreements may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments which need not be executed by the participant but acceptance of which will evidence agreement to the terms thereof. Such Award Agreements shall conform to the requirements of the Plan and may contain such other provisions (including provisions relating to events of merger, consolidation, dissolution and liquidations, change of control and restrictions affecting either the agreement or the Common Stock issued thereunder), as the Board deems advisable.

        10.2    RIGHTS AS A STOCKHOLDER

        Except as specifically provided by the Plan or the Award Agreement, the receipt of an Award will not give a Participant rights as a Stockholder with respect to any shares covered by an Award until the date of issue of a stock certificate to the participant for such shares.

        10.3    CONDITIONS ON DELIVERY OF STOCK

        The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

        If an Award is exercised by the participant's legal representative, the Company will be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

        10.4    TAX WITHHOLDING

        The Company will withhold from any cash payment made pursuant to an Award the minimum amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

        In the case of an Award pursuant to which Common Stock may be delivered, the Board will have the right to require that the participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Board may permit the participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.

        10.5    TRANSFERABILITY OF AWARDS

        Except as may be authorized by the Board, in its sole discretion, no Award (other than an Award in the form of an outright transfer of cash or Common Stock not subject to any restrictions) may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board may, in its discretion, determine the extent to which Awards granted to a Participant shall be transferable, and such provisions permitting or acknowledging transfer shall be set forth in the written agreement evidencing the Award executed and delivered by or on behalf of the Company and the Participant.

        10.6    ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS

        (a)  In the event of a stock dividend, stock split or combination of shares, or other distribution with respect to holders of Common Stock other than normal cash dividends, the Board will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above and the participant limit set forth in Section 6, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provisions of Awards affected by such change.

        (b)  In the event of any recapitalization, merger or consolidation involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board, the Board in its discretion may make appropriate adjustments to outstanding Awards to avoid distortion in the operation of the Plan.

        10.7    EMPLOYMENT RIGHTS

        Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or interfere in any way with the right of the Company or subsidiary to terminate any employment relationship at any time or to increase or decrease the compensation of such person. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the employee.

        Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time. For purposes of this Plan, transfer of employment between the Company and its subsidiaries shall not be deemed termination of employment.

        10.8    OTHER EMPLOYEE BENEFITS

        The value of an Award granted to a Participant who is an employee, and the amount of any compensation deemed to be received by an employee as a result of any exercise or purchase of Common Stock pursuant to an Award or sale of shares received under the Plan, will not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, stock ownership, stock purchase, life insurance, medical, health, disability or salary continuation plan.

        10.9    LEGAL HOLIDAYS

        If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

        10.10    FOREIGN NATIONALS

        Without amending the Plan, Awards may be granted to persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Board, be necessary or desirable to further the purpose of the Plan.

        10.11    GOVERNING LAW

        The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

11.  TERMINATION AND AMENDMENT

        The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board (or approval by the Corporation's Stockholders if earlier), or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then the options outstanding on such date shall continue to have full force and effect in accordance with the provisions of the option agreements evidencing such options. Subject to the last sentence of this Section 11, the Board may at any time or times amend the Plan or any outstanding Award for any purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards. No amendment of the Plan or any agreement evidencing Awards under the Plan may adversely affect the rights of any participant under any Award previously granted without such participant's consent.

12.  CANCELLATION AND RESCISSION OF AWARDS

        (a)  Unless the Award Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 12, "Detrimental

Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company's applicable agreements or policies relating to Confidentiality and nondisclosure, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's applicable agreements or policies relating to ownership of intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results or, had such activity been discovered prior to the Participant's termination, would have constituted grounds for termination of the Participant's employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company's business conduct guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined by the Board to be injurious, detrimental or prejudicial to any interest of the Company.

        (b)  Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraphs (a)(i)-(viii) of this Section 12 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

VIASYS HEALTHCARE INC.

Annual Meeting of Stockholders – May 9, 2002

PROXY CARD	PROXY CARD

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on May 9, 2002.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

PROXY

The undersigned hereby appoints Randy H. Thurman and Martin P. Galvan, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Thursday, May 9, 2002 at 9:30 A.M. local time, and at any adjournment thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the election of the nominees as Director, "FOR" the adoption of the Company's 2001 Employees' Stock Purchase Plan and "FOR" the adoption of the Company's Amended Equity Incentive Plan if the applicable boxes are not marked, and at their discretion on any other matter that may properly come before the Annual Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

		FOR ALL nominees	WITHHELD FROM ALL nominees				FOR	AGAINST	ABSTAIN
1.	Election of the Nominees as Directors for Terms Continuing through the 2005 Annual Meeting.	☐	☐	Nominees: Kirk E. Gorman David W. Golde Thomas A. Vanderslice	2.	To adopt the Company's 2001 Employees' Stock Purchase Plan	☐	☐	☐
☐ FOR ALL EXCEPT the nominees indicated on this line immediately below					3.	To adopt the amendments to the Company's Equity Incentive Plan.	☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF VIASYS HEALTHCARE INC.

Signature                                                               Signature if held jointly                                                               Date:                                     , 2002

Please sign exactly as name appears hereon and return this Proxy Card so that your shares can be represented at the Annual Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.

PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2002
PROXY STATEMENT
VOTING AT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
I. ELECTION OF DIRECTORS
MATTERS CONCERNING DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
AUDIT AND RELATED FEES
PERFORMANCE GRAPH
II. PROPOSAL TO ADOPT THE COMPANY'S 2001 EMPLOYEES' STOCK PURCHASE PLAN
III. PROPOSAL TO APPROVE INCREASE IN SHARES AND AMENDMENT AND RESTATEMENT OF THE COMPANY'S EQUITY INCENTIVE PLAN
IV. OTHER MATTERS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
RELATED TRANSACTIONS
INFORMATION CONCERNING INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
APPENDIX A VIASYS HEALTHCARE INC. AUDIT COMMITTEE CHARTER
APPENDIX B VIASYS HEALTHCARE INC. 2001 EMPLOYEES' STOCK PURCHASE PLAN
APPENDIX C VIASYS HEALTHCARE INC. EQUITY INCENTIVE PLAN (As Amended on February 14, 2002)